UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT: April 6, 2007

(Date of earliest event reported)

Cygnus Oil and Gas Corporation

(Exact Name of Registrant as Specified in Its Charter)

Delaware	000-50228	33-0967974
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

333 Clay Street, Suite 3900 Houston, Texas	77002
(Address of Principal Executive Offices)	(Zip Code)

(713) 784-1113

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

On April 10, 2007, Cygnus Oil and Gas Corporation (formerly known as Touchstone Resources USA, Inc.) (the “Company”) and certain of its subsidiaries (collectively, the “Debtors”) obtained interim approval of a debtor-in-possession loan facility (the “DIP Loan”) from Kings Road Holdings II LLC (“Kings Road”) under Section 364(c) of the United States Bankruptcy Code (the “Bankruptcy Code”), in the United States Bankruptcy Court for the Southern District of Texas, Houston Division (the “Court”). The Debtors’ cases are jointly administered under the proceeding In re Cygnus Oil and Gas Corporation, et al., Case Number 07-32417-H1-11 (the “Bankruptcy Proceedings”). The Debtors granted Kings Road liens in all of their assets under Bankruptcy Code Section 364(c)(1), (2) and (3), and the Court authorized an interim draw of up to $450,000. The initial draw requested on April 11, 2007 was $394,896. The DIP Loan facility will be in the aggregate of $3 million, and will be secured by a first, prior security interest in all assets of the Debtors. The Court will conduct a final hearing for approval of the DIP Loan on April 27, 2007 (the “Final Hearing”). The Debtors do not believe that any material lienholders against the assets of the Debtors exist, and that the Court will be able to grant a senior and superior lien against their assets at the Final Hearing, which lien is a condition of the DIP Loan. The terms of the DIP Loan, and the Debtor-in-Possession Credit Agreement (the “DIP Credit Agreement”), also provide for various deadlines for actions in the Bankruptcy Proceedings, including the filing of a Plan and Disclosure Statement by June 15, 2007, with confirmation of such Plan by no later than September 30, 2007.

The DIP Credit Agreement contains covenants that include, among others, (i) restrictions on incurring liens on certain of the Debtors’ property and the property of their respective subsidiaries, (ii) restrictions on incurring indebtedness, (iii) restrictions on selling assets identified as collateral under the DIP Credit Agreement, other than in accordance with the interim order of the Bankruptcy Court, and (iv) restrictions on deviations from the budget of the Debtors specified in the DIP Credit Agreement.

The DIP Credit Agreement also contains events of default customary in debtor-in-possession lending arrangements, including events of default related to (i) failure to make payments when due under the DIP Credit Agreement, (ii) failure to comply with the financial covenants set forth in the DIP Credit Agreement, (iii) the conversion of the Chapter 11 Cases to a chapter 7 case or appointment of a Chapter 11 trustee with enlarged powers, (iv) the granting of certain other super-priority administrative expense claims, (v) the confirmation of a plan of reorganization or entry of a dismissal order which does not provide for payment in full of the DIP Credit Agreement, (vi) the granting of relief from the automatic stay to any creditor of the Debtors with respect to any claim in an amount equal to or exceeding $50,000 in the aggregate, or (vii) the final Bankruptcy Court order approving the DIP Credit Agreement is not entered before May 4, 2007. Upon an event of default, Kings Road may declare the principal and interest with respect to all outstanding loans to be due and payable immediately, without further order of or application to the Bankruptcy Court.

The DIP Loan will enable funding of the Debtors for a liquidation of the assets of the Debtors. It is anticipated that the Debtors, following such liquidation of their assets and the repayment of the DIP Loan, will not have sufficient proceeds to pay all unsecured creditors in full. Therefore, it is expected that shareholders of the Company will receive nothing as a result of the Bankruptcy Proceedings and from the assets of the Company.

It is expected that, following April 27, 2007, Kings Road will provide the funds necessary for the liquidation of the Debtors and will be granted a senior lien on all of the assets of the Debtors. While the Debtors believe that they can satisfy the terms and conditions of the DIP Loan, the Debtors cannot be certain that a sale or sales of all of their assets will be sufficient to pay all obligations owed on the DIP Loan and still yield any significant additional proceeds for payment to unsecured creditors under its Plan.

The Interim Order granted by the Court, the DIP Credit Agreement, and all related Bankruptcy Court filings regarding the DIP Loan are attached to this report as Exhibits 99.1, 99.2 and 99.3 respectively. The foregoing summary of the DIP Loan and the DIP Credit Agreement is qualified in its entirety by reference to the copies of the Interim Order, the DIP Credit Agreement, and all related Bankruptcy Court filings regarding the DIP Loan filed as exhibits to this report, all of which are subject to the final approval of the Court.

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Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

On April 6, 2007, the Company received a notification from the National Association of Securities Dealers, Inc. (the “NASD”) indicating that because the Company had not yet filed with the Securities and Exchange Commission (the “SEC”) its Annual Report on Form 10-K for the year ended December 31, 2006, under NASD Rule 6350 the securities of the Company would be ineligible for quotation on the OTC Bulletin Board and therefore would be removed if the delinquent filing is not received by the SEC on or before May 4, 2007. The Company does not expect to be able to file its Form 10-K before this deadline.

Item 9.01	Financial Statements and Exhibits

(d)	The following exhibits are filed herewith:

99.1	Interim Order of the United States Bankruptcy Court for the Southern District of Texas, Houston Division in re Cygnus Oil and Gas Corporation, et al dated April 10, 2007.

99.2	Debtor-in-Possession Credit Agreement dated as of April 10, 2007 among Cygnus Oil and Gas Corporation, Cygnus Texas Properties, Inc., Cygnus Oklahoma, LLC, Cygnus New Zealand, Inc., Cygnus Louisiana, Inc., Cygnus Mississippi, LLC, Cygnus Oklahoma Operating, LLC, and Cygnus Operator, Inc., each as a Debtor and Debtor-in-Possession under Chapter 11 of the Bankruptcy Code, as Borrowers, and Kings Road Holdings II LLC, as Lender.

99.3	Emergency Motion filed with the United States Bankruptcy Court for the Southern District of Texas, Houston Division on April 5, 2007.

FORWARD-LOOKING STATEMENTS

This Current Report on Form 8-K may contain projections and other forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended. Any such projections or statements reflect the Company’s current views with respect to future events and financial performance. No assurances can be given, however, that these events will occur or that such projections will be achieved and actual results could differ materially from those projected. A discussion of important factors that could cause actual results to differ materially from those projected is included in the Company’s periodic reports filed with the Securities and Exchange Commission.

All statements, other than statements of historical facts, that address activities that the Company assumes, plans, expects, believes, projects, estimates or anticipates (and other similar expressions) will, should or may occur in the future are forward-looking statements. These forward-looking statements are based on management’s current belief, based on currently available information, as to the outcome and timing of future events. The Company cautions that its future oil and natural gas production, revenues and expenses, financial and organizational plans and other forward-looking statements are subject to all of the risks and uncertainties normally incident to the exploration for and development and production and sale of oil and gas. These risks include, but are not limited to, price volatility, inflation or lack of availability of goods and services, environmental risks, drilling and other operating risks, regulatory changes, the uncertainty inherent in estimating future oil and gas production or reserves, and other risks as described in the Company’s 2005 Annual Report on Form 10-K for the fiscal year ended December 31, 2005 as filed with the SEC. Also, the financial results of the Company’s foreign operations are subject to currency exchange rate risks. Any of these factors could cause the Company’s actual results and plans to differ materially from those in the forward-looking statements.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: April 16, 2007	CYGNUS OIL AND GAS CORPORATION

	By:	/s/ H. Malcolm Lovett, Jr
H. Malcolm Lovett, Jr
President and Chief Restructuring Officer

EXHIBIT INDEX

Exhibit No.	Document Description
99.1	Interim Order of the United States Bankruptcy Court for the Southern District of Texas, Houston Division in re Cygnus Oil and Gas Corporation, et al dated April 10, 2007.

99.2	Debtor-in-Possession Credit Agreement dated as of April 10, 2007 among Cygnus Oil and Gas Corporation, Cygnus Texas Properties, Inc., Cygnus Oklahoma, LLC, Cygnus New Zealand, Inc., Cygnus Louisiana, Inc., Cygnus Mississippi, LLC, Cygnus Oklahoma Operating, LLC, and Cygnus Operator, Inc., each as a Debtor and Debtor-in-Possession under Chapter 11 of the Bankruptcy Code, as Borrowers, and Kings Road Holdings II LLC, as Lender.

99.3	Emergency Motion filed with the United States Bankruptcy Court for the Southern District of Texas, Houston Division on April 5, 2007.